Commitments (Tables)	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases [Table Text Block]	The aggregate amounts of the estimated minimum lease payments pertaining to the Company’s land leases, for the five years subsequent to December 31, 2012 and thereafter are as follows (in thousands):

Total
2013	$1,052
2014	1,141
2015	1,159
2016	1,159
2017	1,166
Thereafter	91,434

Total	$97,111